Putnam
American
Government
Income Fund

ANNUAL REPORT
September 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* Putnam American Government Income Fund continues to stand out among its peers. For the 12 months ended September 30, 1997, the fund's class A shares were ranked 36 out of 180 general U.S. government funds, according to Lipper Analytical Services, placing them in the top 20% of similar funds based on total return.*

* The fund's strong performance belies a relatively conservative investment approach that has been lauded by industry analysts. "By investing in both sides of the government market, this fund should provide reasonable performance in a variety of market environments without going to extremes."
                            -- Morningstar Mutual Funds, August 15, 1997

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

16 Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class A, class B, and class M shares were ranked 36, 87, and 39, respectively, out of 180 general U.S. government funds for 1-year performance through 9/30/97. The fund's class A shares were ranked 39 out of 79 and 36 out of 49 general U.S. government funds for 5- and 10-year performance, respectively, through 9/30/97. Class B and class M shares were not ranked over these periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Astute portfolio maneuvers, coupled with well-timed defensive strategies, helped Putnam American Government Income Fund deliver a total return well above that of its benchmark index during the fiscal year that ended on September 30, 1997. Fund Manager Michael Martino skillfully adjusted both the portfolio's average duration and mix of securities throughout the year in response to a continuing stream of changing conditions to achieve these positive results.

Nevertheless, an underlying current of nervousness prevailed throughout the period as both the Federal Reserve Board and investors kept a close watch on inflation, fearing that the still robust economy might ignite it at any moment. The Fed's preemptive thrust in March with a quarter-point increase in short-term interest rates seemed to do the trick without extinguishing the economy's long-standing growth cycle.

Plenty of challenges remain as your fund embarks on a new fiscal year. In the following report, Mike discusses performance in the year just ended and takes a look at prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 19, 1997



Report from the Fund Manager
Michael Martino

Although Putnam American Government Income Fund began fiscal 1997 on a defensive note, it completed the 12-month period ended September 30, 1997, with a near double-digit total return. Your fund's 9.49% class A share return at net asset value handily outpaced the 7.75% return of its benchmark, the Lehman Brothers Intermediate Treasury Index. At public offering price, class A shares returned 4.27%. For more performance information, including the results for other share classes, please see pages 9 and 10.

* ROBUST U.S. ECONOMY PROMPTS DEFENSIVE POSITIONING

Economic activity in the first half of the fund's fiscal year was vigorous and widespread. Consumer spending rose, unemployment fell, sales of new homes set records, and manufacturing capacity became increasingly strained. Anticipating a potential spike in inflation, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point in late March, and the market reacted -- some say overreacted -- immediately. Bonds and bond funds most sensitive to changing interest rates suffered the greatest price declines, but returns among fixed-income investments in general were lackluster over the first half of the fiscal year. By maintaining a defensive posture throughout this period, we were able to gain a competitive advantage that carried over into the second half of the year.

Specifically we shortened the portfolio's duration, keeping it as much as 10% lower than that of competing U.S. government funds. As mentioned in previous reports, duration measures a portfolio's sensitivity to changing interest rates. We shortened duration by balancing the fund's long-term bond holdings with extremely short-term securities, such as cash equivalents. This meant that the fund's cash position was often larger than it had been in previous years, peaking at roughly 12% of net assets in March. At the end of the fiscal year, the fund had 10.7% of net assets in cash or cash equivalents.

Economic activity tapered off in the second half in a manner that convinced the Fed to leave interest rates unchanged. Despite a continued strong employment picture, retail sales declined and manufacturers slowed production. Whereas the country's gross domestic product measured more than 4% growth in the first six months of the period (4.9% in the first quarter of 1997), growth in the second half remained much closer to 3%. Evidence of inflationary growth appeared to remain only in the imaginations of a decidedly nervous minority. In fact, by June, as reports of moderating economic growth mounted, many market watchers had ruled out any further rate increases in 1997. This new landscape proved a welcome change for fixed-income investors: bond prices rose throughout the spring and summer and bond yields fell. Although encouraged, we were cautious about increasing portfolio duration -- and, consequently, the fund's interest-rate exposure -- during this period, suspecting that market participants were overly exuberant and that the rally would most likely reverse itself to some extent. Instead, we chose to alter the fund's mix of investments, applying greater resources to the mortgage-backed segment of the fixed-income market.

[GRAPHIC OMITTED: vertical bar chart AVERAGE EFFECTIVE MATURITY AND DURATION]

AVERAGE EFFECTIVE MATURITY AND DURATION

                               9/30/96       3/31/97        9/30/97

Average effective maturity       10.4          9.4            6.7
Duration                          5.8          4.8            4.2

Footnote reads:
This chart depicts the fund's average effective maturity and duration at 6-month intervals over the 12 months ended 9/30/97. Average effective maturity and duration, stated in years, are derived from calculations that incorporate assumptions about prepayment rates and cash flows of mortgage-backed securities. Measures of effective maturity, duration, and the assumptions on which they are based will vary over time.


* MORTGAGE EMPHASIS PREVAILS FOR MOST OF PERIOD

To achieve its objective of providing a high level of current income for shareholders, your fund has the flexibility to invest in both the mortgage-backed and Treasury segments of the U.S. government securities market. The size of the investment in each area varies according to our assessment of relative value and the tradeoff between potential risk and reward.

We consider the fund's neutral weighting to be a balance of 35% mortgages and 65% Treasuries. However, throughout most of the fiscal year, mortgage-backed securities such as GNMAs and FNMAs provided a distinct advantage over U.S. Treasuries of comparable maturity and were, therefore, more heavily weighted in the portfolio. Starting the fiscal year at 45% of net assets, the fund's stake in these securities climbed to just over 50% by the end of September. Mortgage-backed securities generally offer higher yields than Treasuries in order to compensate investors for the risk of prepayment. Because many homeowners opt to refinance or prepay their mortgages when interest rates fall -- and lower mortgage rates become available -- this prepayment risk can dampen performance of mortgage-backed securities in a falling-rate environment. However, prepayment risk was not an issue for a large part of the year, since economic growth was generally strong and interest rates appeared more likely to rise than fall.

In addition, mortgage-backed securities are less sensitive than Treasuries to changes in interest rates. In a year when investor sentiment seemed to shift on a daily basis, this meant that your fund's overweight mortgage-backed position contributed to a greater degree of price stability than a portfolio consisting of U.S. Treasuries alone. Only during the summer did Treasuries gain the upper hand. Their sensitivity to changing interest rates translated into relatively greater price appreciation, as the market rallied and rates moved lower. Mortgages were doubly hurt during this period as the prospect of lower rates rekindled fears of homeowner prepayments.


[GRAPHIC OMITTED: pie chart PORTFOLIO ALLOCATIONS]

PORTFOLIO ALLOCATIONS (9/30/97)*

Short-term investments             7.5%

Mortage-backed securities         50.5%

U.S. Treasury securities          42.0%

Footnote reads:
*Based on total market value of assets. The allocation to mortgage-backed securities is primarily concentrated in bonds issued by the Government National Mortgage Association (Ginnie Mae). Allocations will vary over time.


* CAUTION DICTATES MORE OF SAME

Whether the Fed will raise rates in the coming year remains an important question for fixed-income investors. Unemployment continues to be low and industrial capacity tight. Consumer spending, which had lagged income growth in the first half of the year, posted sharp increases in the third quarter as measured by rising retail sales. And stronger foreign economies, particularly in Europe, have fueled U.S. export growth of late. The U.S. economy has registered four calendar quarters of GDP growth above 3%, yet the Fed maintains that noninflationary growth is something more on the order of 2.5%. In light of these factors and considering that the summer's bond market rally may have been overdone, we intend to keep the fund's slightly defensive duration stance in the coming months.

We also expect to maintain an overweight position in mortgage-backed securities, given our belief that rates are more likely to move up than down at this point. That said, we expect to decrease the fund's mortgage weighting somewhat in anticipation of the traditional supply surge at year-end, a time when dealers attempt to clear their inventories before the new year. With sizable holdings in both segments of the government market and a cautious eye toward the future direction of interest rates, we believe Putnam American Government Income Fund is well positioned to make the most of whatever uncertainty lies ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/97, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure your principal, which will fluctuate with market conditions, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. The fund may invest in securities other than those issued or backed by the full faith and credit of the U.S. government.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam American Government Income Fund is designed for investors seeking high current income primarily through U.S. government securities.

TOTAL RETURN FOR PERIODS ENDED 9/30/97

                                Class A         Class B         Class M
(inception date)               (3/1/85)        (5/20/94)       (2/14/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                       9.49%   4.27%    8.72%   3.72%    9.45%   5.91%
------------------------------------------------------------------------------
5 years                     32.37   26.15    27.17   25.34    30.79   26.47
Annual average               5.77    4.76     4.92    4.62     5.52    4.81
------------------------------------------------------------------------------
10 years                   110.38  100.34    93.40   93.40   104.11   97.43
Annual average               7.72    7.20     6.82    6.82     7.40    7.04
------------------------------------------------------------------------------
Life of fund               160.36  147.93   133.25  133.25   149.56  141.48
Annual average               7.90    7.48     6.96    6.96     7.54    7.26
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/97

                                         Lehman Bros.
                                         Intermediate            Consumer
                                         Treasury Index         Price Index
------------------------------------------------------------------------------
1 year                                       7.75%                 2.15%
------------------------------------------------------------------------------
5 years                                     32.76                 14.08
Annual average                               5.83                  2.67
------------------------------------------------------------------------------
10 years                                   122.82                 40.17
Annual average                               8.34                  3.43
------------------------------------------------------------------------------
Life of fund                               193.16                 52.08
Annual average                               8.92                  3.39
------------------------------------------------------------------------------
Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares.
One-, five-, and ten-year (when available) and life- of-fund returns for class B shares reflect the applicable contingent deferred sales charges
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 9/30/87
Plot points read:

                Fund's          Lehman Bros.
            class A shares     Intermediate        Consumer
                at POP        Treasury Index     Price Index

9/30/87          9523              10000             10000
9/30/88         10663              11046             10417
9/30/89         11730              12107             10870
9/30/90         12289              13132             11539
9/30/91         14071              14910             11930
9/30/92         15135              16784             12287
9/30/93         16225              18072             12617
9/30/94         15566              17799             12991
9/30/95         17655              19679             13322
9/30/96         18298              20679             13722
9/30/97         20034              22282             14017

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $19,340 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $20,411 ($19,743 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/97

                                 Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)             12               12               12
------------------------------------------------------------------------------
Income                           $0.512           $0.449           $0.489
------------------------------------------------------------------------------
  Total                          $0.512           $0.449           $0.489
------------------------------------------------------------------------------
Share value:                    NAV       POP       NAV       NAV       POP
------------------------------------------------------------------------------
9/30/96                       $8.39      $8.81     $8.35     $8.38     $8.66
------------------------------------------------------------------------------
9/30/97                        8.65       9.08      8.61      8.66      8.95
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate(1)       6.10%      5.81%     5.30%     5.82%     5.63%
------------------------------------------------------------------------------
 Current 30-day SEC yield(2)   5.70       5.43      4.92      5.41      5.23
------------------------------------------------------------------------------
(1)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

(2)Based on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Intermediate Treasury Index is an unmanaged list of Treasury bonds; it is used as a general gauge of the market for intermediate-term fixed-income securities. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. Securities indexes assume reinvestment of all distributions and interest payments, and the performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

+  Closed to new investors. Some exceptions may apply.
   Contact Putnam for details.

[DBL. DAGGER]  Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Report of independent accountants

To the Trustees and Shareholders of
Putnam American Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the "fund") at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
November 11, 1997

Portfolio of investments owned
September 30, 1997


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (91.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates (50.1%)
------------------------------------------------------------------------------------------------------------
   $149,155,558  Federal National Mortgage Association
                   7s, with due dates from August 1, 2026 to
                   June 15, 2027                                                              $  148,548,344
     24,060,621    5 1/2s, Dwarfs, with due dates from June 1, 2009 to
                   March 1, 2012                                                                  23,000,272
                 Government National Mortgage Association
     57,404,364    9s, with due dates from November 15, 2008 to
                   July 1, 2024                                                                   61,787,431
    243,320,927    8 1/2s, with due dates from February 15, 2005 to
                   July 15, 2027                                                                 254,755,551
     29,817,702    8s, with due dates from August 15, 2006 to
                   May 15, 2023                                                                   31,222,860
    269,488,607    7 1/2s, with due dates from February 15, 2022 to
                   January 15, 2027                                                              274,766,201
                                                                                              --------------
                                                                                                 794,080,659

U.S. Treasury Obligations (41.7%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
    100,000,000    12s, August 15, 2013                                                          144,000,000
     50,000,000    9 7/8s, November 15, 2015                                                      68,218,500
     75,000,000    8 3/4s, November 15, 2008                                                      84,387,000
      5,000,000    6 3/4s, August 15, 2026                                                         5,188,300
      7,575,000    6 5/8s, February 15, 2027                                                       7,756,118
                 U.S. Treasury Notes
      1,145,000    6 1/4s, June 30, 2002                                                           1,155,557
    100,000,000    6 1/8s, August 15, 2007                                                       100,047,000
    150,000,000    6s, July 31, 2002                                                             150,000,000
    100,000,000    6s, June 30, 1999                                                             100,328,000
                                                                                              --------------
                                                                                                 661,080,475
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $1,439,323,736)                                                      $1,455,161,134

SHORT-TERM INVESTMENTS (7.5%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $38,000,000  Federal National Mortgage Association, effective
                   yield of 5.43%, November 24, 1997                                          $   37,501,345
     30,000,000  Federal National Mortgage Association, effective
                   yield of 5.41%, December 9, 1997                                               29,585,233
     51,602,000  Interest in $565,867,000 joint repurchase agreement dated September 30, 1997 with UBS Securities due
                   October 1, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $51,610,672 for an
                   effective yield of 6.05%                                                       51,610,672
                                                                                              --------------
                 Total Short-Term Investments (cost $118,697,250)                             $  118,697,250
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,558,020,986) ***                                  $1,573,858,384
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $1,585,810,673.

*** The aggregate identified cost on a tax basis is $1,558,020,986, resulting in gross unrealized appreciation and depreciation of $25,349,122 and $9,511,724, respectively, or net unrealized appreciation of $15,837,398.




Statement of assets and liabilities
September 30, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,558,020,986) (Note 1)                                            $1,573,858,384
---------------------------------------------------------------------------------------------------
Cash                                                                                     50,508,179
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                           15,160,869
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      162,275
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            1,981,769
---------------------------------------------------------------------------------------------------
Total assets                                                                          1,641,671,476

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         50,493,376
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,606,736
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,085,249
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  382,539
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               39,149
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,280
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,015,135
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      233,339
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        55,860,803
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,585,810,673

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,006,391,611
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              4,616,680
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment                                          (1,441,035,016)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               15,837,398
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,585,810,673

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,553,705,640) divided by 179,696,861 shares)                                               $8.65
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.65)*                                        $9.08
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($30,934,716 divided by 3,591,109 shares)**                                                   $8.61
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,170,317 divided by 135,197 shares)                                                        $8.66
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.66)*                                        $8.95
---------------------------------------------------------------------------------------------------
* On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales, the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent sales charge.

The accompanying notes are an integral part of these financial statements.




Statement of operations
Year ended September 30, 1997

Interest Income:                                                                      $122,958,704
--------------------------------------------------------------------------------------------------

Expenses:
Compensation of Manager (Note 2)                                                         8,812,467
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           2,756,418
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          76,532
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            21,409
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    4,153,229
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      270,734
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        5,672
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     57,153
--------------------------------------------------------------------------------------------------
Registration fees                                                                              175
--------------------------------------------------------------------------------------------------
Auditing                                                                                    41,993
--------------------------------------------------------------------------------------------------
Legal                                                                                       16,549
--------------------------------------------------------------------------------------------------
Postage                                                                                    190,331
--------------------------------------------------------------------------------------------------
Other                                                                                      131,950
--------------------------------------------------------------------------------------------------
Total expenses                                                                          16,534,612
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (778,673)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            15,755,939
--------------------------------------------------------------------------------------------------
Net investment income                                                                  107,202,765
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         7,069,893
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                              38,765,618
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                 45,835,511
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $153,038,276
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                               Year Ended September 30
                                                                                     ---------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------

Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $  107,202,765     $  124,987,325
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          7,069,893         29,742,994
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                                            38,765,618        (81,261,946)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    153,038,276         73,468,373
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                            (100,203,913)      (123,617,463)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (1,395,293)          (883,264)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (64,049)           (48,099)
----------------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                                      --        (10,592,525)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --            (75,685)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --             (4,121)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                      (290,422,524)      (306,925,164)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                           (239,047,503)      (368,677,948)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,824,858,176      2,193,536,124
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,616,680 and $0, respectively)                                           $1,585,810,673     $1,824,858,176
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.39            $8.65            $8.21            $9.21            $9.32
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .54              .52              .55              .62              .77
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .23             (.21)             .50             (.98)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .77              .31             1.05             (.36)             .64
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.51)            (.53)            (.56)            (.64)            (.75)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.04)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --             (.05)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.51)            (.57)            (.61)            (.64)            (.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $8.65            $8.39            $8.65            $8.21            $9.21
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            9.49             3.64            13.42            (4.06)            7.20
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,553,706       $1,800,683       $2,183,766       $2,412,154       $3,530,130
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .97              .95              .94              .83              .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            6.34             6.14             6.62             6.93             8.39
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             253.26           245.46           468.86           331.61           235.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        May 20, 1994+
operating performance                                                         Year ended September 30             to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $8.35            $8.62            $8.19            $8.43
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .48              .49              .46 (c)          .21
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .23             (.26)             .51             (.25)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .71              .23              .97             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.45)            (.46)            (.49)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --             (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --               --             (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.45)            (.50)            (.54)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $8.61            $8.35            $8.62            $8.19
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             8.72             2.77            12.32             (.52)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $30,935          $23,067           $9,099           $5,691
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.72             1.70             1.68              .59*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             5.59             5.46             5.76             2.22*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              253.26           245.46           468.86           331.61
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       Feb. 14, 1995+
operating performance                                                                 Year ended September 30        Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                   $8.38            $8.65            $8.14
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .53              .53              .29(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .24             (.26)             .62
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .77              .27              .91
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.49)            (.50)            (.37)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --             (.04)              --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                   --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.49)            (.54)            (.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $8.66            $8.38            $8.65
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              9.45             3.24            11.44*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                       $1,170           $1,108             $672
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.22             1.20              .78*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              6.10             5.94             4.03*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               253.26           245.46           468.86
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for  periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
September 30, 1997

Note 1
Significant accounting policies

Putnam American Government Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, with preservation of capital as its secondary objective.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of most securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other certain investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1997, the fund had a capital loss carryover of approximately $1,432,529,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                Expiration
--------------------------------------------
$1,123,124,000            September 30, 1998
    45,648,000            September 30, 2001
     7,767,000            September 30, 2002
   255,990,000            September 30, 2003

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, and paydown gains and losses on mortgage backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1997, the fund reclassified $922,830 to decrease undistributed net investment income with a decrease to accumulated net realized loss on investments of $922,830. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $4.5 billion, 0.375% of the next
$2.5 billion, and 0.35% thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc.

Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1997, fund expenses were reduced by $778,673 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,788 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $70,001 and $505 from the sale of class A and class M shares, respectively and $79,855 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received $473 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 1997, purchases and sales of U.S. government and agency obligations other than short-term investments aggregated $3,925,492,683 and $4,320,821,580, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                       September 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,833,699      $49,722,743
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     5,932,492       50,394,712
------------------------------------------------------------
                                 11,766,191      100,117,455

Shares
repurchased                     (46,679,438)    (397,622,579)
------------------------------------------------------------
Net decrease                    (34,913,247)   $(297,505,124)
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       7,763,736      $66,595,552
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     7,435,979       63,394,679
------------------------------------------------------------
                                 15,199,715      129,990,231

Shares
repurchased                     (52,919,429)    (451,949,272)
------------------------------------------------------------
Net decrease                    (37,719,714)   $(321,959,041)
------------------------------------------------------------

                                           Year ended
                                       September 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,434,171      $20,670,881
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       126,879        1,073,299
------------------------------------------------------------
                                  2,561,050       21,744,180

Shares
repurchased                      (1,731,632)     (14,689,269)
------------------------------------------------------------
Net increase                        829,418      $ 7,054,911
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,556,309      $21,772,161
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        81,398          686,967
------------------------------------------------------------
                                  2,637,707       22,459,128

Shares
repurchased                        (931,482)      (7,885,924)
------------------------------------------------------------
Net increase                      1,706,225      $14,573,204
------------------------------------------------------------

                                           Year ended
                                       September 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          82,926         $705,529
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,427           29,079
------------------------------------------------------------
                                     86,353          734,608

Shares
repurchased                         (83,265)        (706,919)
------------------------------------------------------------
Net increase                          3,088         $ 27,689
------------------------------------------------------------

                                           Year ended
                                       September 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         104,264         $884,487
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         5,761           48,808
------------------------------------------------------------
                                    110,025          933,295

Shares
repurchased                         (55,599)        (472,622)
------------------------------------------------------------
Net increase                         54,426         $460,673
------------------------------------------------------------

Federal tax information

(Unaudited)

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Michael Martino
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
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PAID
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Investments
--------------------

AN027-36845 -033/292/895   11/97